System1 Announces Sale of Total Security
Transaction Provides System1 with $240 Million in Cash to Invest in Core Advertising Business, Improve Liquidity & Leverage

LOS ANGELES, CA - November 30, 2023 - System1, Inc. (NYSE: SST) ("System1" or the "Company"), an omnichannel customer acquisition marketing platform, today announced the sale of Total Security Limited ("Total Security") to a group led by Just Develop It Limited (the "Transaction").
The Transaction allows System1 to focus on its core advertising business and positions the Company for accelerated growth powered by its industry-leading Responsive Acquisition Marketing Platform (RAMP). The Transaction also enhances the Company’s financial profile and leverage position, while providing greater financial flexibility to fuel its future growth.

"The sale of Total Security represents System1’s commitment to providing our world-class RAMP technology to powerful brands and delivering high-quality consumers to our advertising partners," said Michael Blend, System1’s Co-Founder, Chairman & Chief Executive Officer. "The transaction allows us to focus on investing in RAMP, growing our advertising business, and capitalizing on the recent upturn in the online advertising market to drive shareholder value. We thank the employees of Total Security for their hard work and dedication, and wish them well under their new ownership group."
Tridivesh Kidambi, System1’s Chief Financial Officer, commented, "As we have stated before, we are committed to positioning System1 to take advantage of current trends in digital advertising through our RAMP platform, and believe the financial flexibility created by this transaction will allow us to further those efforts. The new capital will enable us to both continue investing in our core advertising business, while also improving our leverage and liquidity position."

Transaction Highlights
The Transaction consideration valued at approximately $340 million includes (a) a $240 million cash payment to System1, subject to certain closing adjustments, (b) the assumption and waiver of $60 million of potential earnout payments due to Total Security in connection with the business combination transaction in January 2022, and (c) the transfer to System1 of approximately 29.1 million shares of System1’s Class A common stock held by Just Develop It Limited and related persons with an aggregate value of approximately $40 million as of the closing price on November 29, 2023, representing approximately 25% of the Company’s shares outstanding. The Company will use $51.0 million of the proceeds to repay certain of its outstanding indebtedness.
The transaction was unanimously approved by the non-interested independent members of the System1 Board of Directors, acting upon the unanimous recommendation of a Special Committee of independent directors that was established to evaluate the terms of this Transaction and other strategic alternatives. Additional details regarding the Transaction can be found in the Form 8-K to be filed with the Securities & Exchange Commission ("SEC") within four (4) business days of the closing date.
Upon completion of the Transaction, Christopher Phillips, the controlling stockholder and director of Just Develop It Limited, voluntarily resigned from his position as a member of the System1 Board of Directors.
Advisors
Solomon Partners served as financial advisor to the Special Committee and Weil, Gotshal & Manges LLP served as legal counsel to the Special Committee. Latham & Watkins LLP served as legal counsel to the Company.

Fiscal Year 2023 Guidance
As a result of the Transaction, the Company is withdrawing its guidance for the second half of fiscal year 2023 which was provided in August of this year.
Share Buyback Authorization

The Company also reconfirmed it still has approximately $24 million remaining on its previously announced Stock and Warrant repurchase program.
About System1, Inc.
System1 combines best-in-class technology & data science to operate its advanced Responsive Acquisition Marketing Platform (RAMP). System1’s RAMP is omnichannel and omnivertical, and built for a privacy-centric world. RAMP enables the building of powerful brands across multiple consumer verticals, the development & growth of a suite of privacy-focused products, and the delivery of high-intent customers to advertising partners. For more information, visit www.system1.com.
Cautionary Statement Regarding Forward-Looking Statements
This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995, particularly any statements or materials regarding System1’s future results or "guidance" for fiscal year 2022. Forward-looking statements include, but are not limited to, statements regarding System1 or its management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause System1’s actual financial results or operating performance to be materially different from those expressed or implied by these forward-looking statements. Readers or users of this press release should evaluate the risk factors summarized below, which summary list is not exclusive. Readers or users of this press release should also carefully review the "Risk Factors" and other information included in our Annual Report on Form 10-K for the fiscal year ending December 31, 2022, as well as our registration statements on Form S-1, each filed with the Securities and Exchange Commission (the "SEC"), as well as System1’s Form 10-Q’s, Form 8-K’s and other reports filed with the SEC from time to time. Please refer to these SEC filings for additional information regarding the risks and other factors that may impact System1’s business, prospects, financial results and operating performance.

Such risks, uncertainties and assumptions include, but are not limited to: (1) the ability to maintain, grow, process, utilize and protect the data we collect from consumers; (2) the ability to maintain our relationships with network partners and advertisers; (3) the performance of our responsive acquisition marketing platform, or RAMP; (4) changes in client demand for our services and our ability to adapt to such changes; (5) the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions; (6) the ability to improve and maintain adequate internal control over financial reporting and remediate identified material weaknesses; (7) the ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires; (8) the ability to raise financing in the future as and when needed or on market terms; (9) the ability to compete with existing competitors and the entry of new competitors in the market; (10) changes in applicable laws or regulations and the ability to maintain compliance with the various laws that our business and operations are subject to; (11) the ability to protect our intellectual property rights; and (12) other risks and uncertainties indicated from time to time in our filings with the SEC. The foregoing list of factors is not exclusive.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from any forward-looking statements contained in this press release. System1’s independent auditors have not audited, reviewed, compiled or performed any procedures with respect to the forward-looking statements for the purpose of their inclusion in this press release, and accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this press release. System1 will not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that such trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

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Contacts
Investors:
Brett Milotte
ICR, Inc.
Brett.Milotte@icrinc.com